UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Legends Financial Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Legends Financial Holdings, Inc.

310 North First Street

Clarksville, Tennessee 37040

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

April 19, 2005

Notice is hereby given that the Annual Meeting of Shareholders of Legends Financial Holdings, Inc. (the “Company”) will be held on April 19, 2005, at 10:00 A.M., Central Daylight Savings Time, at Legends Bank, 310 North First Street, Clarksville, Tennessee, for the following purposes:

1.                                       To elect the four members of Class III of the Company’s Board of Directors for three-year terms or until their successors have been duly elected and qualified.

2.                                       To ratify the appointment of Maggart and Associates, P.C. as the independent accountants and auditors for fiscal year 2005.

3.                                       To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2005 are entitled to notice of and to vote at the Annual Meeting of Shareholders.

A Proxy Statement relating to and a Proxy for use in connection with the Annual Meeting are enclosed.

By Order of the Board of Directors

/s/ Lee Pedigo
Lee Pedigo, Secretary

IMPORTANT

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

LEGENDS FINANCIAL HOLDINGS, INC.

310 NORTH FIRST STREET

CLARKSVILLE, TENNESSEE 37040

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, the form of proxy and our annual report will be mailed to all shareholders on or about March 29, 2005. Our annual report is not a part of this proxy statement.

Legends Financial Holdings, Inc. (“Legends Financial”) is a bank holding company for Legends Bank headquartered in Clarksville, Tennessee.

INFORMATION ABOUT THE ANNUAL MEETING

When is the annual meeting?

April 19, 2005, 10:00 a.m. Central Daylight Savings Time

Where will the annual meeting be held?

In the Community Room at Legends Bank, located at 310 North First Street, Clarksville, Tennessee 37040.

What items will be voted upon at the annual meeting?

You will be voting upon the following matters:

1.             Election of Directors. To elect four members of Class III of the board of directors to serve three-year terms until the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified.

2.             Ratification of Auditors. To ratify the appointment of Maggart & Associates, P.C. as our independent accountants and auditors for fiscal year 2005.

3.             Other Business. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

Who can vote?

You are entitled to vote your common stock if our records show that you held your shares as of the close of business on March 1, 2005, the record date.

Each shareholder is entitled to one vote for each share of common stock held on March 1, 2005. On that date, there were 1,423,151 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities. Our stockholders are not entitled to cumulative voting rights.

How do I vote by proxy?

If you sign, date and return your proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of our auditors, you may vote “for” or “against” or you may “abstain” from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them “for” the election of the nominees for directors and “for” the ratification of Maggart & Associates, P.C. as our auditors.

The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

1.             submitting another proxy with a more recent date than that of the proxy first given; or

2.             attending the annual meeting and voting in person, although attendance by itself will not revoke a previously granted proxy; or

3.             sending written notice of revocation to our corporate secretary, Lee Pedigo, at Legends Financial Holdings, Inc., 310 North First Street, Clarksville, Tennessee 37040.

If I return my proxy can I still attend the annual meeting?

You are encouraged to mark, sign and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope, so that your shares will be represented at the annual meeting. However, returning a proxy does not affect your right to attend the annual meeting and vote your shares in person.

How many votes are required?

If a quorum is present at the annual meeting,

•	the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and

•

the ratification of the independent auditors and any other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

What constitutes a “quorum” for the meeting?

A majority of the outstanding shares of our common stock, present or represented by proxy, constitutes a quorum. We need 711,576 shares of our common stock, present or represented by proxy, to have a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

Who pays for the solicitation of proxies?

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Legends Financial. We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of Legends Financial who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection. We have not retained any outside party to assist in the solicitation of proxies.

When are shareholders proposals for the 2006 annual meeting due?

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2006 must be received by our corporate secretary, Lee Pedigo at Legends Financial no later than November 30, 2005. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2006 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify Legends Financial of such proposal at the address above by or before February 14, 2006. If notice is not received by this date, Legends Financial may exercise discretionary voting authority as to that matter under proxies solicited for the 2006 annual meeting.

Proposal 1.            ELECTION OF DIRECTORS

Our certificate of incorporation divides the board into three classes, as nearly equal in number as possible. Directors within each class are elected to serve three-year terms and one-third of the directors sit for election at each annual meeting of stockholders. Billy P. Atkins, Thomas E. Bates, Jr., Dick Littleton and Pravin C. Patel are nominated to serve as directors in Class III and, if elected, will serve as directors until the 2008 stockholder meeting. James D. Amos, David Nussbaumer, F. Gene Washer and Ralph D. Weiland are in Class I and have been elected to serve as directors until the 2006 shareholder meeting. Mark R. Barnett, Dwight Dickson, Ronald Goad and Jimmy Terry, Sr. have been elected to serve as directors in Class II until the 2007 annual meeting of stockholders. Under our Bylaws, the affirmation vote of a plurality of all the votes cast at the annual meeting, assuming a quorum is present, is sufficient to elect a director.

Unless otherwise directed in the proxy, the person named in the enclosed proxy, or his substitute, will vote such proxy for the election of the four nominees listed below as directors for a three-year term and until their respective successors are duly elected and qualify. If any nominee at the time of election is unavailable to serve, a contingency not presently anticipated, it is intended that the person named in the proxy, or his substitute, will vote for an alternate nominee who will be designated by the Board. Proxies may be voted only for the nominees named or such alternates.

The following table sets forth the nominees and the other present members of the Board of Directors. With respect to each such person, the table sets forth the age, principal occupation, position presently held with Legends Financial and the year in which the person became a director.

CLASS III NOMINEES FOR ELECTION
(TERMS EXPIRING 2008)

Name of Director	Age	Director Since
Billy P. Atkins	62	1999 *
Thomas E. Bates, Jr.	41	1999 *
Dick Littleton	56	1999 *
Pravin C. Patel	54	1999 *

INCUMBENT CLASS I DIRECTORS
(TERMS EXPIRING 2006)

James D. Amos	69	1999 *

David Nussbaumer	72	1999 *
F. Gene Washer	64	1999 *
Ralph D. Weiland	60	1999 *

INCUMBENT CLASS II DIRECTORS
(TERMS EXPIRING 2007)

Name of Director	Age	Director Since
Mark R. Barnett	47	1999 *
Dwight Dickson	67	1999 *
Ronald Goad	45	1999 *
Jimmy Terry, Sr.	67	1999 *

Set forth below is a brief description of the principal occupation and position presently held with Legends Financial of each nominee and incumbent director:

Billy P. Atkins, director/Chairman/Chief Executive Officer of Legends Financial and director/President/Chief Executive Officer of Legends Bank.

Mr. Atkins has completed several banking courses with the American Institute of Banking and the Tennessee Bankers Association. He is a graduate of the Tennessee Bankers Association Consumer School and Commercial Lending School, and a past trustee of the Tennessee Bankers Association Consumer Lending School. Mr. Atkins also graduated from The School of Banking of the South at LSU in 1977.

Thomas E. Bates, Jr., director and Executive Vice President and Chief Financial Officer of Legends Financial and Legends Bank.

Mr. Bates has a B.A. and MBA in finance from Middle Tennessee State University.

Dick Littleton, director of Legends Financial and Legends Bank.

Mr. Littleton is an Affiliate Broker with Prudential Professional Realty, Inc., receiving state and national recognition. He received his B.A. in 1968 from Austin Peay State University and his MA in Education in 1973.

* Includes time served on Legends Bank Board of Directors.

Pravin C. Patel, director of Legends Financial and Legends Bank.

Mr. Patel received his B.S. in Electrical Engineering in 1973 from San Francisco State University. Mr. Patel is co-owner of the following hotels: Midtown Inn, Clarksville, Tennessee; Days Inn, Clarksville, Tennessee; Red Roof Inn, Clarksville, Tennessee; Comfort Inn, Villa Rica, Georgia; Royal Inn, Anniston, Alabama; Econo Lodge, Clarksville, Tennessee; Comfort Inn, Oxford, Alabama; and Best Western Inn, Winchester, Tennessee.

James D. Amos, director of Legends Financial and director/Vice Chairman of Legends Bank.

Mr. Amos is an owner, developer and licensed general contractor of various commercial real estate properties in the Clarksville area. He received his B.S. degree from Belmont University, Nashville Tennessee in 1958.

David Nussbaumer, director of Legends Financial and director/Chairman of Legends Bank.

Mr. Nussbaumer has been a life insurance agent for over 40 years in the Clarksville market as well as Past President of the Clarksville Association of Life Underwriters. He has completed several courses in Charter Life Underwriters and LUTC training.

F. Gene Washer, director of Legends Financial and Legends Bank.

Mr. Washer is the Publisher and President of the Clarksville Leaf Chronicle. He received his B.S. in Sociology/Journalism in 1977 from Austin Peay State University.

Ralph Douglas Weiland, director of Legends Financial and Legends Bank.

Mr. Weiland serves as county executive for Montgomery County. He is a graduate of Austin Peay State University, ex-officio member of the industrial development board of Montgomery County and a member of the Clarksville Area Chamber of Commerce.

Mark R. Barnett, director of Legends Financial and Legends Bank.

Mr. Barnett has been in the Agri-Business for 30 years. He is a partner in the KY-TN Livestock Company and Barnett Farms.

Dwight Dickson, director of Legends Financial and Legends Bank.

Mr. Dickson was previously employed with Mann, Smith and Cummings Insurance Company, Inc. in insurance sales and currently employed by The Innovations Group Realty in commercial real estate sales.

Ronald A. Goad, director of Legends Financial and Legends Bank.

Mr. Goad is the co-owner of Goad Construction Company which specializes in the development and construction of residential property.

Pastor Jimmy Terry, Sr., director of Legends Financial and Legends Bank.

Pastor Terry is the founder of the Tabernacle Baptist Church. In 1977, he graduated from the American Baptist College, Nashville, Tennessee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

There are no family relationships among the members of our board of directors. None of our directors is a director of any other company that has a class of securities registered under the Securities Exchange Act of 1934.

EXECUTIVE OFFICERS

Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person’s successor is chosen and qualified or until such person’s death, resignation, or removal. In addition to Messrs. Atkins and Bates, each of whom is described above, the following is the other executive officer of Legends Financial.

Executive Officers	Age
Janet J. Roberts	49

Janet J. Roberts serves as the Senior Vice President and Cashier since the formation of Legends Bank. She attended Austin Peay State University and graduated from the Graduate School of Banking University of Wisconsin — Madison in 1998.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our board of directors. The board of directors has responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in day-to-day operations. Members of the board of directors keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2004 Board Meetings

During 2004 our board of directors held 17 meetings. All of our board members attended at least 75% of our board meetings.

Attendance at Annual Shareholders Meeting

All directors are expected to attend the annual shareholders meeting and their attendance is recorded in the minutes. All board members attended the annual shareholders meeting last year.

Board Committees

The board of directors has a loan review/audit committee, an executive loan committee, an investment committee, a human resources committee and an executive committee.

•

The loan review/audit committee, consisting of Messrs. Littleton, Nussbaumer, Washer and Weiland, is responsible for the review and evaluation of our internal controls and accounting procedures. It also periodically reviews audit reports with our independent auditors and recommends the annual appointment of auditors. The loan review/audit committee met three times during 2004. All committee members attended at least 75% of the meetings.

•

The human resources committee is composed of Messrs. Dickson, Patel, Terry, Washer and Littleton. The human resources committee establishes salary and compensation guidelines for our employees and sets executive compensation. The human resources committee met four times during 2004. All committee members attended at least 75% of the meetings.

•

The executive loan committee consists of Messrs. Amos, Atkins, Bates, Nussbaumer, Patel and Weiland. The executive loan committee is responsible for credit approval of loans over the executive management limits. The executive loan committee met 23 times during 2004. All committee members attended at least 75% of the meetings.

•

The investment/ALCO committee, consists of Messrs. Amos, Atkins, Bates, Goad, Washer and Weiland. The investment/ALCO committee is responsible for approving and reviewing the investment portfolio of the Bank. The investment/ALCO committee met four times in 2004. All committee members attended at least 75% of the meetings.

•

The executive committee, consisting of Messrs. Amos, Atkins, Bates, Nussbaumer and Washer, is responsible for a wide variety of functions for the board of directors and acts for and on behalf of the full board of directors when the board of directors is not in session. The executive committee met three times in 2004. All committee members attended at least 75% of the meetings.

•

The building committee is composed of Messrs. Amos, Atkins, Bates, Goad, Nussbaumer and Patel. The building committee assists in the plan, design, coordination and management of construction projects such as branches or other necessary construction items. The building committee met one time in 2004. All committee members attended at least 75% of the meetings.

Legends Financial currently has no standing nominating committee because of the long tenure of the current directors, because a majority of the members of the Board are independent and because the Company has determined that the entire Board of Directors itself adequately serves the function of a nominating committee.

The Board had determined that all of the directors, other than Messrs. Atkins and Bates, are independent under the NASD listing requirements. Vacancies on the Board may be filled by a majority of the remaining directors.

With respect to the nominating process, the Board discusses and evaluates possible candidates in detail. The Board selects new nominees for the position of an independent director based on the following criteria:

•	Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

•	Current knowledge and contacts in Clarksville and in the banking industry or other industries relevant to the Legends Financial’s business.

•	Diversity of viewpoints, background, experience and other demographics.

•	Ability and willingness to commit adequate time to Board and committee matters.

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities.

The Board does not set specific, minimum qualifications that nominees must meet in order for the Board to select them as nominees, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of Legends Financial and the composition of the Board of Directors.

Once a candidate is identified whom the Board wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors will enter into a discussion with that nominee.

Shareholder Nominations of Directors

The Board will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees using the same criteria described above and considering the additional information referred to below. Shareholders who wish to submit nominees for director for consideration by the Board for election may do so by submitting in writing such nominees’ names in compliance with the procedures as described below, to the Chairperson of the Board, in care of the Corporate Secretary. A shareholder’s nomination must contain:

•	A statement that the writer is a shareholder and is proposing a candidate for consideration by the Board;

•	The name of and contact information for the candidate;

•	A statement of the candidate’s business and educational experience;

•	Information regarding each of the factors listed above, sufficient to enable the Board to evaluate the candidate;

•	A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

•

A statement of the number of shares of Legend Financial’s common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

There have been no material changes to the procedures by which our shareholders may recommend nominees to the Legends Financial board of directors since our 2004 annual shareholders meeting. Legends Financial does not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to its Board. All directors are expected to attend the annual meeting and their attendance is recorded in the minutes.

Director Compensation

All directors serve on both the Legends Financial Board and the Legends Bank Board. Total compensation for each of the directors consists of a $6,000 annual retainer fee, $250 for each meeting attended, and $150 for each committee meeting attended.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with our Board of Directors on matters other than director nominations should submit their communication in writing to the Chairperson of the Board of Directors, c/o Corporate Secretary, Legends Financial Holdings, Inc., 310 North First Street, Clarksville, Tennessee 37040 and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

Proposal 2. RATIFICATION OF THE APPOINTMENT OF MAGGART & ASSOCIATES, P.C. AS LEGENDS FINANCIAL’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2005.

The audit committee has appointed Maggart & Associates, P.C. as Legends Financial’s independent accountants and auditors for fiscal 2005. Maggart & Associates, P.C. served as independent accountants and auditors of Legends Financial since 1999. Representatives of the firm will be present at the annual meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the annual meeting and entitled to vote is required to ratify the appointment of Maggart & Associates, P.C. as Legends Financial’s independent accountants and auditors for fiscal year 2005.

Audit Fees

The aggregate fees billed by Maggart & Associates, P.C. for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-QSB for fiscal years 2004 and 2003 were $59,800 and $56,250 respectively.

Audit-Related Fees

The aggregate fees billed by Maggart & Associates, P.C. for professional services rendered in fiscal years 2004 and 2003 for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements but not reported under the Audit Fees section above were $5,200 and $19,65, respectively.

Tax Fees

The aggregate fees billed by Maggart & Associates, P.C. in fiscal years 2004 and 2003 for professional services for tax compliance, tax advice and tax planning were $12,800 and $12,000, respectively.

All Other Fees

In fiscal year 2004, in addition to the fees described above, the aggregate fees billed by Maggart & Associates, P.C. for all other professional services, which principally related to assistance with account analysis and presentation on technical updates and consultation of technical issues, were $4,900. No other fees were billed by the principal accountant for services in 2004 and 2003 other than as described above.

The Audit Committee approved the above services to be performed by Maggart & Associates, P.C. for the current year ended.

The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by Maggart & Associates, P.C., as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the SEC. All services by Maggart & Associates must be pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF MAGGART & ASSOCIATES, P.C. AS LEGENDS FINANCIAL’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some directors and officers of Legends Financial and Legends Bank and members of their immediate family are customers of Legends Bank and have had and expect to have loan transactions with Legends Bank in the ordinary course of business. In addition, some of the directors and officers of Legends Bank are, at present, as in the past, affiliated with businesses which are customers of Legends Bank and which have had and expect to have loan transactions with Legends Bank in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, no loan to an officer or director exceeds 10% of equity capital.

In the normal course of business, Legends Bank has made loans at prevailing interest rates and terms to its executive officers, directors and their affiliates aggregating $2,092,000 as of December 31, 2004 or 13.31% of stockholders’ equity, $2,097,000 as of December 31, 2003 or 14.8% of stockholders’ equity and $2,398,000 as of December 31, 2002 or 17.3% of stockholders’ equity and $2,460,000.

Legends Bank did not pay any commissions on Credit Life sales for 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2004, with the exception of the following late filings: (a) Ms. Jan Roberts was late filing a Form 4 with respect to one transaction, which was subsequently reported on a Form 4; (b) Mr. William Dickson was late filing a Form 4 with respect to one transaction, which was subsequently reported on a Form 4; and (c) Mr. James Amos was late filing a Form 4 with respect to one transaction, which was subsequently reported on a Form 4.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation paid by Legends Bank to its President and Chief Executive Officer, its Chief Financial Officer and its Senior Vice President and Cashier for services rendered in all capacities during the years ended December 31, 2004, 2003 and 2002. No other executive officer’s compensation exceeded $100,000 during such years.

Summary Compensation Table

	Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)

Billy P. Atkins	2004	$165,000	$30,000	$26,630
President and	2003	$150,000	$27,200	$22,927
Chief Executive Officer	2002	$136,775	$15,120	$16,228

Thomas E. Bates, Jr.	2004	$130,000	$23,400	$21,898
Executive Vice President and	2003	$117,000	$18,375	$20,772
Chief Financial Officer	2002	$105,725	$11,400	$14,833

Jan Roberts	2004	$85,000	$13,500	$8,630
Senior Vice President	2003	$67,760	$9,150	$7,168
and Cashier	2002	—	—	—

(1)	Other compensation includes 401(k) match, director fees for Legends Financial and Legends Bank, club dues, automobile use and group termlife insurance.

                There were no options for shares of Legends Financial’s common stock granted to Legends Financial’s executive officers in 2004.

                The following table sets forth information regarding the exercise of stock options during 2004 and the option values as of December 31, 2004 for the executive officers of Legends Financial.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End 2004 (#)		Value of Unexercised In-The-Money Options at FY-End 2004 ($ )(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Billy P. Atkins	2,700	26,509(2)	28,832	10,668	$197,550	$13,335
Thomas E. Bates	—	—	38,399	9,761	$299,746	$12,201
Jan Roberts	9,000	87,030(3)	23,520	3,600	$124,430	$4,500

(1)	Dollar values were calculated by determining the difference between the price of the common stock on December 31, 2004 ($20.00 per share) and the exercise price of such options.
(2)

Dollar values were calculated by determining the difference between the price of the common stock on March 1, 2004 ($18.00 per share), which was the date of exercise for 2,500 shares of common stock, and on December 15, 2004 ($20.00 per share), which was the date of exercise for 200 shares of common stock, and the exercise price of such options.

(3)

Dollar values were calculated by determining the difference between the price of the common stock on March 31, 2004 ($18.00 per share), which was the date of exercise for all 9,000 shares of common stock, and the exercise price of such options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The human resources committee consists of Dwight Dickson, Pravin C. Patel, Jimmy Terry, Sr., F. Gene Washer and Dick Littleton. No member of the compensation committee is a current officer or employee of Legends Financial or Legends Bank. None of our executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors or the human resources committee.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information concerning the beneficial ownership of the common stock of Legends Financial by (i) directors and executive officers of Legends Financial, and (ii) directors and executive officers of Legends Financial as a group. Other than Billy P. Atkins, there is no person known to Legends Financial to be the beneficial owner of more than 5% of the outstanding common stock of Legends Financial. The information shown in this table is based on information provided to Legends Financial as of March 1, 2005. In February 2004, the Board of Directors declared a dividend in the amount of $.20 for each share of common stock outstanding.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares (#)	Percentage of Outstanding Common Stock (%)(2)(3)

James D. Amos(4)	53,783	3.20%
1800 Business Park Dr, Clarksville, TN 37043

Billy P. Atkins(5)	89,151	5.31%
310 N. First St, Clarksville, TN 37040

Mark Ray Barnett(6)	20,228	1.21%
1272 Manning Gate Rd, Clarksville, TN, 37042

Thomas E. Bates Jr.(7)	60,290	3.59%
310 N. First St, Clarksville, TN 37040

William Dwight Dickson(8)	18,548	1.11%
3000 Spring Creek Village Rd, Clarksville, TN, 37040

Ronnie Alan Goad(9)	22,764	1.36%
656 Hay Market Dr, Clarksville, TN, 37043

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares (#)	Percentage of Outstanding Common Stock (%)(2)(3)

Dick Wright Littleton(10)	20,250	1.21%
4400 Hargrove-Marable Rd, Palmyra, TN, 37142

David P. Nussbaumer(11)	19,328	1.15%
248 Richaven Rd, Clarksville, TN, 37043

Pravin Chhagan Patel(12)	46,388	2.76%
27 Huntington Dr, Clarksville, TN, 37043

Jan Roberts(13)	48,666	2.90%
310 N. First St, Clarksville, TN 37040

Jimmy Terry Sr.(14)	15,100	0.90%
303 Hundred Oaks Dr, Clarksville, TN, 37043

Francis Gene Washer(15)	23,340	1.39%
647 Cornwall Rd, Clarksville, TN, 37043

Ralph D. Weiland(16)	11,020	0.66%
1953 Norwood Trail, Clarksville, TN, 37043

Directors & Officers as a Group (13 persons)	448,856	26.74%

(1)	Business Address
(2)	Based upon 1,423,151 shares of Legends Financial’s common stock issued and outstanding as of March 1, 2005.
(3)

Shares of common stock that each director and executive officer and employee has the right to acquire within 60 days of March 1, 2005 are deemed outstanding for computing the percentage ownership of the directors and executive officers. These total 255,352 exercisable stock options.

(4)

Includes 44,383 shares held in the James D. Amos Trust dated October 24, 1996, 1,200 shares owned by Mr. Amos’ wife, and 8,200 exercisable stock options. Mr. Amos disclaims beneficial ownership of the 1,200 shares owned by his wife.

(5)

Includes 7,000 shares held jointly with Mr. Atkins’ wife, 38,500 shares in an IRA, 2,500 shares held by his wife, 200 shares held jointly with his daughter and granddaughter, and 40,951 exercisable stock options.

(6)

Includes 8,180 shares jointly held with Mr. Barnett’s wife, 1,800 shares jointly held in custodian accounts for minor children over which Mr. Barnett and his wife have sole voting and disposition power, and 10,248 exercisable stock options.

(7)

Includes 4,800 shares held in Mr. Bates’ IRA, 1,320 shares held in wife’s IRA, 210 shares held in custodial accounts for minor children over which Mr. and Mrs. Bates have sole voting and disposition power, and 46,160 exercisable stock options. Mr. Bates disclaims beneficial ownership of the 1,320 shares held in his wife’s IRA.

(8)	Includes 6,000 shares held in Mr. Dickson’s IRA, 2,360 shares held jointly with Mr. Dickson’s wife, and 10,188 exercisable stock options.
(9)

Includes 14,448 shares jointly held with Mr. Goad’s wife, 324 shares held in Mr. Goad’s IRA, 1,020 shares held in Mr. Goad’s wife’s IRA, 4,772 shares held in custodial accounts for minor children over which Mr. and Mrs. Goad have sole voting and disposition power, and 2,200 exercisable stock options. Mr. Goad disclaims beneficial ownership of the 1,020 shares held in his wife’s IRA.

(10)	Includes 12,050 shares held jointly with Mr. Littleton’s wife and 8,200 exercisable stock options.

(11)	Includes 11,128 shares held jointly with Mr. Nussbaumer’s wife and 8,200 exercisable stock options.
(12)

Includes 18,000 shares held in the Pravin Patel Irrevocable Trust, 3,600 shares held in Mr. Patel’s IRA, 3,600 shares held jointly with Mr. Patel’s wife, 2,040 shares held in Mr. Patel’s wife’s IRA to which Mr. Patel disclaims beneficial ownership, 12,148 shares held in his children’s name to which Mr. Patel disclaims beneficial ownership, and 7,000 exercisable stock options.

(13)

Includes 720 shares held in Ms. Roberts’ IRA, 14,520 shares held jointly with Ms. Roberts’ husband, 2,306 shares held jointly with children to which Ms. Roberts disclaims beneficial ownership, and 31,120 exercisable stock options.

(14)	Includes 8,200 exercisable stock options.
(15)

Includes 12,000 shares held jointly with Mr. Washer’s wife, 120 shares held in custodial account for a minor child over which Mr. and Mrs. Washer have sole voting and disposition power, and 11,220 exercisable stock options.

(16)	Includes 2,400 shares held in Mr. Weiland’s IRA and 8,200 exercisable stock options.

AUDIT COMMITTEE REPORT

The Loan Review/Audit Committee consists of Messrs. Littleton, Nussbaumer, Washer and Weiland. During 2004 the Loan Review/Audit Committee held three meetings. Each member meets the independence standard requirements set forth under Rule 4200(a)(15) of the NASD’s listing standards. The Loan Review/Audit Committee does not have a charter under which it operates.

The Board of Directors has determined that Messrs. Weiland and Washer are audit committee financial experts, as that term is defined in Item 401(e)(2) of Regulation S-B. Mr. Weiland received his B.S. in Business and for 20 years served as Chief Financial Officer of K-12 public schools with an annual budget in excess of $100 million. Since 1997 Mr. Weiland has served as county executive of Montgomery County, Tennessee, which has an annual budget in excess of $200 million. Mr. Washer is President of the Clarksville Leaf Chronicle, which has over $16 million in revenues. He supervises a controller and an accounting department of ten people. For 20 years Mr. Washer has reviewed all functions of the company with the controller on a weekly basis and participates annually in the audit review of company. Messrs. Weiland and Washer meet in all respects, the independence requirements of the NASD listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

The Audit Committee oversees Legends Financial’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Legends Financial’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Legends Financial, including the matters in the written disclosures required by the Independence Standards Board.

The Audit Committee discussed with Legends Financial’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Legends Financial’s internal controls, and the overall quality of Legends Financial’s financial reporting.

While each member of the Audit Committee has the broad level of general financial experience required to serve on the Committee, and while the Board of Directors has determined that Messrs. Weiland and Washer are audit committee financial experts, as that term is defined in Item 401(e)(2) of Regulation S-B, none of the members of the Committee devote specific attention to the narrower fields of auditing or accounting or are professionally engaged in the practice of auditing or accounting, nor are they experts in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements are presented in accordance with generally accepting accounting principles or that our auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee and the board of directors have also recommended, subject to shareholder approval, the selection of Legends Financial’s independent accountants and auditors.

Submitted by the Audit Committee of the Board of Directors.

Audit Committee

Dick Littleton
David Nussbaumer
F. Gene Washer
Ralph D. Weiland

OTHER MATTERS

The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Billy P. Atkins
Billy P. Atkins
Chairman of the Board, President and
Chief Executive Officer

Clarksville, Tennessee
March 29, 2005

PROXY CARD

LEGENDS FINANCIAL HOLDINGS INC.

ANNUAL MEETING OF SHAREHOLDERS

310 North First Street

Clarksville, Tennessee 37040 (931)503-1234

April 19, 2005

PLEASE SIGN AND RETURN PROMPTLY IN THE SELF-ADDRESSED ENVELOPE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Billy Atkins or Thomas E. Bates, Jr. as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all of the shares of Common Stock of Legends Financial Holdings Inc., to which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Legends Bank, 310 North First Street, Clarksville, Tennessee 37040, on Tuesday, April 19, 2005, at 10:00 a.m. Central Daylight Savings Time, or any adjournment thereof.

(1)

For election of the four members of Class III of the board of directors for a three year term, strike through the name for a no vote, leave the name unmarked for a yes vote, or circle the “a” beside the name to abstain.

	Billy P. Atkins a	Dick Littleton a
	Thomas E. Bates, Jr a	Pravin C. Patel a

(2)	As to the ratification of the appointment of Maggart and Associates, P.C. as the independent accountants and auditors for fiscal year 2005.

FOR AGAINST ABSTAIN

(3)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1 and 2.

PLEASE SIGN BELOW AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.THIS IS THE ONLY DOCUMENT YOU NEED TO RETURN AT THIS TIME.

Date:

Signature of Shareholder

Date:

Signature of Joint Shareholder